STI CLASSIC FUNDS
Supplement dated February 8, 2007, to the
Small Cap Growth Stock Fund
Prospectuses (A, C and I Shares)
dated August 1, 2006
     Effective immediately, Christopher Guinther replaces Stuart Van-Arsdale and is named the lead portfolio manager of the Small Cap Growth Stock Fund. The “Portfolio Managers” section in each Prospectus is revised as follows:
     Mr. Christopher Guinther has served as Managing Director of Trusco since February 2007. He has been the lead portfolio manager of the Small Cap Growth Stock Fund since February 2007. Prior to joining Trusco, Mr. Guinther served as an Institutional Small Cap Growth Portfolio Manager of Northern Trust Bank from September 2005 through January 2007, Small Cap Growth Portfolio Manager of Principal Financial Group from September 2003 to August 2005, and as One Group’s Small Cap Growth Co-Mutual Fund Manager of Banc One Investment Advisers from January 1996 through August 2003. He has more than 15 years of investment experience.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SP-IEACSTCD-0107